Baird Equity Opportunity Fund
Schedule of Investments
as of March 31, 2024 (Unaudited)

COMMON STOCKS - 99.1%		Shares	Value
Aerospace & Defense - 6.0%
Cadre Holdings, Inc.		106,906	$3,869,997

Building Products - 2.6%
Hayward Holdings, Inc.(a)		109,982	1,683,824

Communications Equipment - 3.3%
Infinera Corp.(a)		348,563	2,101,835

Construction & Engineering - 8.4%
Fluor Corp.(a)		81,635	3,451,528
Valmont Industries, Inc.		8,658	1,976,448
			5,427,976

Consumer Staples Distribution & Retail - 5.9%
Chefs' Warehouse, Inc.(a)		101,316	3,815,561

Containers & Packaging - 1.1%
International Paper Co.		17,484	682,226

Diversified Consumer Services - 3.4%
Mister Car Wash, Inc.(a)		281,567	2,182,144

Diversified Telecommunication Services - 1.7%
Globalstar, Inc.(a)		749,686	1,102,038

Electrical Equipment - 1.6%
Generac Holdings, Inc.(a)		5,393	680,273
nVent Electric PLC		4,453	335,756
			1,016,029

Energy Equipment & Services - 5.2%
Oceaneering International, Inc.(a)		75,456	1,765,670
Patterson-UTI Energy, Inc.		132,669	1,584,068
			3,349,738

Entertainment - 4.2%
Madison Square Garden Sports Corp.(a)		14,482	2,672,219

Financial Services - 5.8%
AvidXchange Holdings, Inc.(a)		179,027	2,354,205
Toast, Inc. - Class A(a)		54,610	1,360,881
			3,715,086

Health Care Equipment & Supplies - 4.0%
Merit Medical Systems, Inc.(a)		33,940	2,570,955

Health Care Providers & Services - 6.9%
HealthEquity, Inc.(a)		19,462	1,588,683
NeoGenomics, Inc.(a)(b)		181,552	2,853,998
			4,442,681

Health Care Technology - 1.5%
Phreesia, Inc.(a)		41,040	982,087

Hotels, Restaurants & Leisure - 5.6%
Sportradar Group AG - Class A(a)		307,130	3,574,993

Leisure Products - 3.6%
Clarus Corp.		201,155	1,357,796
Vista Outdoor, Inc.(a)(c)		28,683	940,229
			2,298,025

Professional Services - 3.7%
Equifax, Inc.		5,826	1,558,572
Fiverr International Ltd.(a)		40,897	861,700
			2,420,272

Semiconductors & Semiconductor Equipment - 4.3%
Universal Display Corp.		16,251	2,737,481

Software - 20.3%
BILL Holdings, Inc.(a)		26,650	1,831,388
Blackbaud, Inc.(a)		36,086	2,675,416
Clear Secure, Inc. - Class A		102,127	2,172,241
Envestnet, Inc.(a)		46,711	2,705,034
HashiCorp, Inc. - Class A(a)(c)		72,843	1,963,119
RingCentral, Inc. - Class A(a)		49,842	1,731,511
			13,078,709
TOTAL COMMON STOCKS (Cost $55,227,941)			63,723,876

PURCHASED OPTIONS - 0.3%(d)(e)	Notional Amount	Contracts	Value
Call Options - 0.3%			$–
ADT, Inc., Expiration: 05/17/2024; Exercise Price: $7.50	475,776	708	14,160
Infinera Corp., Expiration: 07/19/2024; Exercise Price: $7.00	142,308	236	14,160
Paychex, Inc., Expiration: 04/19/2024; Exercise Price: $125.00	1,154,320	94	26,038
Vista Outdoor, Inc., Expiration: 09/20/2024; Exercise Price: $32.50(c)	1,494,768	456	142,500
Total Call Options			196,858
TOTAL PURCHASED OPTIONS (Cost $146,744)			196,858

SHORT-TERM INVESTMENTS - 0.2%
Money Market Funds - 0.2%		Shares
First American Government Obligations Fund - Class U, 5.25%(f)		157,550	157,550

TOTAL SHORT-TERM INVESTMENTS (Cost $157,550)			157,550

TOTAL INVESTMENTS - 99.6% (Cost $55,532,235)			$64,078,284
Other Assets in Excess of Liabilities - 0.4%			266,154
TOTAL NET ASSETS - 100.0%			$64,344,438

Percentages are stated as a percent of net assets.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by U.S. Bank Global Fund Services.

AG - Aktiengesellschaft
PLC - Public Limited Company

(a)	Non-income producing security.
(b)	All or a portion of security has been pledged as collateral. The total value of assets committed as collateral as of March 31, 2024 is $2,515,200.
(c)	Held in connection with written option contracts. See Schedule of Options Written for further information.
(d)	Exchange-traded.
(e)	100 shares per contract.
(f)	The rate shown represents the 7-day effective yield as of March 31, 2024.

Baird Equity Opportunity Fund
Schedule of Options Written
as of March 31, 2024 (Unaudited)

OPTIONS WRITTEN - (0.1)% (a)(b)	Notional Amount	Contracts	Value
Call Options - (0.1)%
HashiCorp, Inc., Expiration: 01/17/2025; Exercise Price: $35.00	$(318,010)	(118)	$(13,865)
Vista Outdoor, Inc., Expiration: 09/20/2024; Exercise Price: $40.00	(1,494,768)	(456)	(35,340)
Total Call Options			(49,205)
TOTAL OPTIONS WRITTEN (Premiums received $59,845)			(49,205)

Percentages are stated as a percent of net assets.

(a)	Exchange-traded.
(b)	100 shares per contract.

 Baird Equity Opportunity Fund
Summary of Fair Value Exposure at March 31, 2024 (Unaudited)

The Fund has adopted authoritative fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion on changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The fair value hierarchy is organized into three levels based upon the assumptions (referred to as "inputs") used in pricing the asset or liability. These standards state that "observable inputs" reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and "unobservable inputs" reflect an entity's own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized into three broad levels and described below:

Level 1 - Quoted prices (unadjusted) in active markets for identical assets or liabilities that the reporting entity can access at the measurement date.
Level 2 - Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly.
Level 3 - Unobservable inputs for the asset or liability.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund's investments as of March 31, 2024:

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks	63,723,876	–	–	63,723,876
Purchased Options	54,358	142,500	–	196,858
Money Market Funds	157,550	–	–	157,550
Total Assets	63,935,784	142,500	–	64,078,284

Liabilities:
Options Written	–	(49,205)	–	(49,205)
Total Liabilities	–	(49,205)	–	(49,205)

Changes in valuation techniques may result in transfers into or out of assigned levels within the fair value hierarchy. There were no transfers into or out of Level 3 during the period, as compared to the security classifications from the prior year’s annual report. See the Fund’s Valuation Policy in Note 2a to the financial statements.

Refer to the Schedule of Investments for industry classifications.